EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K (the “Report”) of Simply, Inc. (the “Company”) for the fiscal year ended January 29, 2022, each of the undersigned in his capacity as an officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2022	/s/ Reinier Voigt
Reinier Voigt
Chief Executive Officer (Principal Executive Officer)

Date: April 22, 2022	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer (Principal Financial Officer)